Benefit Plans - Balances of Accumulated Other Comprehensive Income (Loss) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Prior service cost	$ (54)	$ (74)
Net actuarial loss	(41,691)	(32,163)
Total	(41,745)	(32,237)
Deferred taxes	14,611	11,283
Accumulated other comprehensive loss	$ (27,134)	$ (20,954)